SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                             April 27, 2004

Building Materials Holding Corporation.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-23135	91-1834269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250

SAN FRANCISCO, CA  94111-4167

(Address OF Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (415)627-9100

Item 12.	Other.

On April 27, 2004 the Registrant issued a press release and held a conference call announcing its financial results for first quarter and year ended March 31, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1, and a copy of the transcript of the conference call, as supplemented, is attached as Exhibit 99.2.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 27, 2004

Building Materials Holding Corporation

	By:	/s/ William M. Smartt
William M. Smartt
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Results Announcement dated April 27, 2004

99.2	Conference Call transcript dated April 27, 2004